Interest and Other Income (Expense), Net - Interest and Other Income (Expense), Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2017	Sep. 30, 2016	Sep. 30, 2015
Other Income and Expenses [Abstract]
Interest income	$ 7,972	$ 6,815	$ 4,615
Interest expense	(1,600)	(1,667)	(3,142)
Foreign exchange loss	(8,246)	(1,998)	(8,130)
Other, net	(2,547)	(1,593)	4,113
Total	$ (4,421)	$ 1,557	$ (2,544)